                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 2, 1998


                      DAYTON HUDSON RECEIVABLES CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                                    ---------
                 (State or other jurisdiction of incorporation)



         0-26930                                         41-1812153
         -------                                         ----------
(Commission File Number)               (I.R.S. Employer Identification Number)




                      Dayton Hudson Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                  (612)370-6530
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)



                               Page 1 of 19 Pages
                       The Exhibit Index Appears on Page 3


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ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended February 28, 1998 and the Monthly Certificateholders' Statements for the Monthly Period ended February 28, 1998, with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1, the Class B Asset Backed Certificates, Series 1995-1, the Class A Asset Backed Certificates, 6.25% Series 1997-1 and the Class B Asset Backed Certificates, Series 1997-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on March 20, 1998, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on March 25, 1998.

The above described Monthly Servicer's Certificates are filed as Exhibits
20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 2, 1998

                                    DAYTON HUDSON RECEIVABLES CORPORATION


                                    By:         /s/ Stephen C. Kowalke

                                    Name:       Stephen C. Kowalke
                                    Title:      Vice President and Treasurer



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                                  EXHIBIT INDEX
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

                                                                                    SEQUENTIALLY
         EXHIBIT NUMBER                         DESCRIPTION                        NUMBERED PAGE
         --------------                         -----------                        -------------
               20.1                  Series 1995-1 Monthly Servicer's                    4
                                     Certificate for the Monthly
                                     Period ended February 28, 1998.

               20.2                  Series 1995-1 Monthly                               6
                                     Certificateholders' Statement for
                                     the Monthly Period ended February
                                     28, 1998.

               20.3                  Series 1997-1 Monthly Servicer's                   12
                                     Certificate for the Monthly
                                     Period ended February 28, 1998.

               20.4                  Series 1997-1 Monthly                              14
                                     Certificateholders' Statement for
                                     the Monthly Period ended February
                                     28, 1998.
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